UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 13, 2023

ORRSTOWN FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-34292		23-2530374
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

77 East King Street,	P. O. Box 250	Shippensburg,	Pennsylvania	17257
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s Telephone Number, Including Area Code:		(717)	532-6114

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ORRF	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers

(d) The Articles of Incorporation of Orrstown Financial Services, Inc. (the “Company”) require that the number of directors in each of the Company's three classes be “as nearly equal as possible.” The Company currently has five directors in Class B and three directors in each of Class A and Class C. In order to rebalance the director classes, on March 13, 2023, Glenn W. Snoke resigned as a Class B director of the Company and was immediately re-appointed to the Board of Directors of the Company as a Class A director. Mr. Snoke has been nominated for election as a Class A director at the Company’s 2023 Annual Meeting of Shareholders.
Mr. Snoke has been a member of the Boards of Directors of the Company and Orrstown Bank (the “Bank”) since 1999. Mr. Snoke is retired. He previously served as the President and Chief Executive Officer of Snoke’s Excavating & Paving, Inc. The Board of Directors values Mr. Snoke’s knowledge, experience and perspective as an entrepreneur and owner of a small business involved in the construction industry and the insight it provides him into the financial services needs and business issues facing many of the Bank’s construction industry clients.
Mr. Snoke will continue to serve on the Nominating and Governance Committee, Compensation Committee, Enterprise Risk Management Committee and Executive Committee of the Company’s Board of Directors. He is entitled to receive the same compensation paid to the non-employee directors of the Company, which currently consists of an annual retainer and annual equity grants made under the Company's equity incentive plan. Mr. Snoke is also a participant in the Company’s Director/Executive Officer Deferred Compensation Plan and is a party to a director retirement agreement with the Company.
There are no family relationships between Mr. Snoke and any director, executive officer or any person nominated or chosen by the Company to become a director or executive officer. No information is required to be disclosed with respect to Mr. Snoke pursuant to Item 404(a) of Regulation S-K.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits
The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ORRSTOWN FINANCIAL SERVICES, INC.

Date: March 16, 2023	By:	/s/ Neelesh Kalani
Neelesh Kalani Executive Vice President and Chief Financial Officer (Duly Authorized Representative)